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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported) July 31, 1997
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                                THE GEON COMPANY
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               (Exact name of registrant as specified in charter)

   Delaware                      1-11804                       34-1730488
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(State or other                 (Commission                  (IRS Employer
jurisdiction of                 File Number)                Identification No.)
incorporation)


               One Geon Center, Avon Lake, Ohio               44012
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            (Address of principal executive offices)        (Zip Code)

      Registrant's telephone number, including area code     216-930-1241
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                                 Not Applicable
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         (Former name or former address, if changed since last report.)


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Item 5.  Other Events
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The Geon Company announced that it has finalized the joint venture between its
Australian polyvinyl chloride operations and the PVC operations of ICI Australia Limited. The joint venture will be known as Australian Vinyls Corporation Limited.

Item 7(c).  Financial Statements, Pro Forma Financial Information and Exhibits
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Exhibit 99.1 Press Release of July 31, 1997 announcing the Geon, ICI complete
Australian PVC joint venture known as Australian Vinyls Corporation Limited.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           THE GEON COMPANY

                                           By \S\GREGORY L. RUTMAN
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                                                   Gregory L. Rutman
                                                    Secretary

Dated August 5, 1997